--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2003

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of January 1, 2003, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2003-BC1)


                                   CWABS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                     333-101101                95-4596514
----------------------------          -----------            ------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)


4500 Park Granada
Calabasas, California                                             91302
---------------------                                           ----------
(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (818) 225-3237


--------------------------------------------------------------------------------

Item 5. OTHER EVENTS.

               Consent of Thacher Proffitt & Wood.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) FINANCIAL STATEMENTS.

            Not applicable.

        (b) PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

        (c) EXHIBITS

                    ITEM 601(a) OF
                    REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.           DESCRIPTION
-----------         -----------           -----------
1                   23                    Consent of Thacher Proffitt & Wood,
                                          legal counsel for CWABS, Inc. with
                                          respect to the CWABS, Inc., Asset-
                                          Backed Certificates, Series 2003-BC1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                               CWABS, INC.


                                               By: /s/ Celia Coulter
                                                  ------------------------------
                                               Name:   Celia Coulter
                                               Title:  Executive Vice President

Dated: January 23, 2003

                                  EXHIBIT INDEX


                    Item 601 (a) of           Sequentially
Exhibit             Regulation S-K            Numbered
Number              Exhibit No.               Description              Page
------              -----------               -----------              ----
  1                      23                   Law Firms'               6
                                              Consent